UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to §240.14a-12

SKYE BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

11250 El Camino Real, Suite 100, San Diego, CA 92130, (858) 410-0266
2026 Stockholder Letter
To the Stockholders of Skye Bioscience, Inc.:
2025 was an important year for Skye. We moved nimacimab to proof-of-concept in obesity and, in doing so, generated clinical, translational and preclinical findings that sharpened our development path and strengthened our conviction in peripheral CB1 inhibition as a differentiated metabolic mechanism.
Our objective remains straightforward: build a therapy that can complement today’s incretin-based medicines by improving the quality, durability and tolerability of weight loss. We believe the latest CBeyond™ data, combined with our translational work, support that strategy and provide a clearer roadmap for what comes next.
What We Learned from CBeyond™
CBeyond delivered an important clinical signal for nimacimab in combination with semaglutide. At 26 weeks, the combination arm showed clinically meaningful additional weight loss versus semaglutide alone, along with statistically significant improvements in waist circumference and lean-to-fat mass ratio. In the 52-week extension, the combination arm reached 22.3% mean weight loss, with no plateau observed.
We also believe the safety profile remains encouraging. Through 52 weeks, nimacimab 200 mg showed placebo-like tolerability, with no nimacimab-associated neuropsychiatric signal observed to date and no additive gastrointestinal burden when used in combination with semaglutide.
A Clearer Development Path
Equally important, the monotherapy arm helped answer a development question. Based on the full dataset and our biodistribution work, we believe the 200 mg weekly dose underexposed key peripheral tissues. In other words, the result appears to reflect dose and exposure, not a limitation of the pathway itself.
That learning has shaped our next steps. We have initiated a higher-dose expansion of CBeyond to generate safety and pharmacokinetic data at greater exposures, and we are continuing to monitor closely for neuropsychiatric events while preserving nimacimab’s central-sparing profile.
We also saw encouraging off-treatment follow-up data. In the combination cohort, participants regained less weight than those who had received semaglutide alone, and body composition findings suggested fat-mass loss was maintained during the off-therapy period. We believe those observations further support nimacimab’s differentiated mechanism.
Preparing for Phase 2b
During 2025 and into 2026, we have continued to translate these findings into a practical development plan. We are incorporating FDA feedback into our Phase 2b design, advancing a high-concentration formulation and working with Halozyme, Inc. to evaluate ENHANZE® technology to support higher-exposure subcutaneous delivery.

Our goal for 2026 is to answer the key value-driving question for nimacimab: what exposure and duration of peripheral CB1 engagement are required to deliver clinically meaningful efficacy with an acceptable safety margin? We believe the expansion study is designed to help us answer that question efficiently and position the program for its next stage of development.
Expanding the Platform
Beyond nimacimab as a standalone asset, we also reported early proof-of-concept for our first antibody-peptide conjugate program. These data support a broader view of Skye as a multi-mechanism metabolic company, using a clinically characterized antibody backbone to pursue combination-like biology in new formats.
We see this work as an extension of the same strategy that guides our lead program: focus on differentiated biology, develop with discipline and create assets that can fit into the real-world treatment landscape for obesity and related metabolic disease.
Executing with Discipline
We continue to manage the business with focus and capital discipline, aligning our operating plan around the studies, formulation work and regulatory steps that matter most. Our team remains concentrated on translating the current data into a clear dose-selection path, practical product profile and Phase 2b readiness.
Looking Ahead
The coming year is about execution. We expect additional data from the CBeyond™ expansion study, continued progress on subcutaneous delivery and further advancement of our bioconjugation platform. Each of these steps is intended to strengthen the long-term value of the franchise while keeping our near-term priorities clear.
We appreciate the continued support of our stockholders as we advance this work. We believe Skye is better positioned today than it was a year ago, with a more informed clinical plan, a sharper product strategy and a broader innovation platform.
Thank you for your support.
Sincerely,
/s/ Punit Dhillon
Chief Executive Officer
The accompanying proxy statement, including this letter from our CEO, contains forward-looking statements based upon current expectations that involve risks, uncertainties and assumptions. For more information, see the section in the proxy statement entitled “Forward-Looking Statements.”

11250 El Camino Real, Suite 100, San Diego, CA 92130, (858) 410-0266
Dear Stockholder:
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
Date:
May 26, 2026
Time:
10:00 a.m., PT
Place:
Virtual Internet
YOUR VOTE
IS IMPORTANT
Please vote your shares whether or not you plan to participate in the meeting.
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Skye Bioscience, Inc., a Nevada corporation (the “Company”, “we,” “us,” and “our”), will be held as a virtual meeting via live webcast on the Internet on Tuesday, May 26, 2026, at 10:00 a.m. Pacific Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, you will not be able to attend in person, but you will be able to participate online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SKYE2026. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”
The Annual Meeting is being held for the following purposes:

1	To elect each of the six nominees named in the attached proxy statement as members of the Company’s Board of Directors for a one-year term expiring at the 2027 annual meeting of stockholders;

2	To consider and vote upon the ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

3	To consider and vote upon the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000;

4
To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

5	To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our Board of Directors has fixed the close of business on April 2, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
We have elected to take advantage of the Securities and Exchange Commission (“SEC”) rules that allow us to use the Internet as our primary means of providing our proxy materials to stockholders. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials.

Consequently, most stockholders will not receive paper copies of our proxy materials, unless requested. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing and reviewing the proxy materials on the Internet, including our proxy statement and annual report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose.
The Notice of Internet Availability of Proxy Materials also provides the date and time of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the proxy statement, our annual report to stockholders and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the Annual Meeting.
Your vote is important. Whether or not you expect to participate in our Annual Meeting, please vote as soon as possible in advance of the Annual Meeting by Internet or telephone as described in the accompanying proxy materials or, if you request that the proxy materials be mailed to you, by signing, dating and returning the proxy card enclosed with those materials. If you plan to participate in our Annual Meeting and wish to vote your shares during the Annual Meeting, you may do so at any time before the proxy is voted.
All stockholders are cordially invited to participate in the meeting. We appreciate your continued support of the Company.
By Order of the Board of Directors,
/s/ Punit Dhillon
Punit Dhillon
Chief Executive Officer and Director
San Diego, California
April 16, 2026

Proxy Statement for the Skye Bioscience, Inc. 2026 Annual Meeting of Stockholders
To Be Held On May 26, 2026
The board of directors (the “Board of Directors” or “Board”) of Skye Bioscience, Inc. (the “Company,” “we,” “us,” and “our”) is soliciting your proxy for use at the 2026 annual meeting of stockholders (the “Annual Meeting”) to be held on May 26, 2026, at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions in advance or during the meeting. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”
We intend to mail proxy materials on or about April 16, 2026 to all stockholders of record entitled to vote at the Annual Meeting, including a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and annual report online and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. However, the Notice contains instructions on how to request to receive printed copies of the proxy materials and a proxy card by mail.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 26, 2026
The accompanying proxy statement and our Annual Report on Form 10-K are available electronically at www.proxyvote.com.

Skye Bioscience, Inc.	1	2026 Proxy Statement

Important Information About the 2026 Annual Meeting of Stockholders and Voting
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Why am I receiving these materials?
We have prepared these proxy materials, including this proxy statement and the related proxy card, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting via live webcast. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may simply submit your proxy via the Internet in accordance with the instructions provided on the Notice of Internet Availability of Proxy Materials or if you elected to receive printed copies of the proxy materials, you may submit your proxy via telephone or by completing, signing and returning the enclosed proxy card.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 16, 2026, to all stockholders of record entitled to vote at the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be accessible only through the Internet via a live webcast. We adopted a virtual only format for our Annual Meeting.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on our record date of April 2, 2026, or hold a valid proxy for the Annual Meeting. To be admitted to Annual Meeting’s live webcast, you must register at www.virtualshareholdermeeting.com/SKYE2026, as described in the Notice or proxy card. As part of the registration process, you must enter the Control Number shown on your Notice or proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Skye Bioscience, Inc.	2	2026 Proxy Statement

What am I voting on?
There are four proposals scheduled for a vote:

1	To elect each of the six nominees as members of our Board of Directors for a one-year term expiring at the 2027 annual meeting of stockholders;

2	To consider and vote upon the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accountants for the year ending December 31, 2026.

3
To consider and vote upon the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000 (the "Authorized Common Stock Amendment").

4
To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”).

How does the Board recommend that I vote?
The Board recommends that you vote:
•“For” each of the nominees for election as director;
•“For” the ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026;
•“For” the approval of the Authorized Common Stock Amendment; and
•“For” the approval of, on an advisory basis, the compensation of our named executive officers.
If you vote via the Internet, by telephone, or sign and return the proxy card by mail but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
Who can vote at the meeting?
Only stockholders of record as of the close of business on the record date for the Annual Meeting, April 2, 2026, are entitled to vote at the Annual Meeting. As of April 2, 2026, there were 35,126,884 shares of our common stock outstanding. Common stock is our only class of stock outstanding and entitled to vote.
Stockholders of Record: Shares Registered in Your Name
If, on the record date, your shares were registered directly in your name with the transfer agent for our common stock, Broadridge Financial Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting if you attend online or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy via the Internet, by telephone or by mail, as instructed below to ensure your vote is counted.

Skye Bioscience, Inc.	3	2026 Proxy Statement

Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.
See “How do I vote by proxy?” below.
How many votes do I have?
Each share of our common stock that you own as of the close of business on April 2, 2026, entitles you to one vote.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested the receipt of paper proxy materials advising them that they can access this proxy statement, our annual report and voting instructions over the Internet at www.proxyvote.com.
If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your Control Number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the material(s) for this and/or future shareholder meetings.
All stockholders will have the ability to access the proxy materials via the internet at www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting.
How do I vote by proxy?
With respect to the election of each director, you may vote “For All” to vote for the election of all of the nominees, “Withhold All” to withhold your vote with respect to all of the nominees, or “For All Except” to vote for all except any one or more of the nominees. With respect to the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. With respect to the approval of the Authorized Common Stock Amendment, you may vote “For” or “Against” or abstain from voting. With respect to the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting.

Skye Bioscience, Inc.	4	2026 Proxy Statement

Stockholders of Record: Shares Registered in Your Name
If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to participate in the meeting, we urge you to vote by proxy to ensure that your vote is counted.

Vote by Mail:
If you are a stockholder of record, and you elect to receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card ahead of the meeting with plenty of time to allow for delivery prior to the meeting. Do not mail the proxy card if you are voting over the Internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Vote via the Internet: in Advance of the Annual Meeting:
You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the 16 digit Control Number shown on your Notice, proxy card or voting instructions form that is sent to you.

Vote by Telephone:
To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the Control Number from the enclosed Notice or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 26, 2026, to be counted.

Vote during the Annual Meeting:
You may still participate in the meeting and vote during the Annual Meeting even if you have already voted by proxy. Shareholders can vote via the virtual meeting by accessing the virtual meeting site, www.virtualshareholdermeeting.com/SKYE2026, with their 16 digit Control Number starting 15 minutes before the Annual Meeting through the closing of the polls.

Beneficial Owners: Shares Registered in the name of a Broker or Banks
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice or, if you have requested physical copies, a voting instruction form with these proxy materials from that organization rather than directly from us. Simply follow the voting instructions on the voting instruction form to vote electronically via the internet, telephone or return the voting instruction form via business reply envelope that is included in your proxy materials that were mailed to you.
May I revoke my proxy?
If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the four following ways:
•you may send in another signed, timely-delivered proxy with a later date (only the latest signed proxy submitted prior to the Annual Meeting will be counted);
•you may authorize a proxy again on a later date on the Internet (only the latest Internet proxy submitted prior to the Annual Meeting will be counted);

Skye Bioscience, Inc.	5	2026 Proxy Statement

•you may notify our corporate secretary at 11250 El Camino Real, Suite 100, San Diego, CA 92130, Attention: Corporate Secretary, in writing before the Annual Meeting that you have revoked your proxy after which you are entitled to submit a new proxy prior to the Annual Meeting or vote during the Annual Meeting; or
•you may submit an electronic ballot during the Annual Meeting.
General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via webcast. Any stockholder can participate or vote in the Annual Meeting at www.virtualshareholdermeeting.com/SKYE2026. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to participate in the Annual Meeting. A summary of the information you need to attend and participate in the Annual Meeting online is provided below:
•On the day of the Annual Meeting, follow the instructions in the email communication you will receive after you have registered to participate.
•Technical assistance for those having difficulty entering the meeting via the Internet will be provided to stockholders who have registered on the day of the Annual Meeting
•Webcast starts at 10:00 a.m. Pacific Time.
•Stockholders may submit questions while participating in the Annual Meeting via the Internet.
•Webcast replay of the Annual Meeting will be available until June 26, 2026.
To participate in the Annual Meeting, you will need the Control Number included in your Notice, your proxy card, or on the instructions that accompanied your proxy materials.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
What constitutes a quorum?
The presence at the Annual Meeting of stockholders, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), holding at least a majority of the voting power of our outstanding common stock entitled to vote as of April 2, 2026, or 17,562,943 shares, constitutes a quorum at the Annual Meeting, permitting us to conduct our business. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.
What vote is required to approve each proposal?
Proposal One: Election of Directors. Directors are elected by a plurality of votes cast, which means that the six nominees who receive the most “For” votes (among votes properly cast during the meeting or by proxy) will be elected. Only votes “For” will affect the outcome. Votes “Withheld” and broker non-votes will have no effect on Proposal One because they are not considered votes cast for this purpose.

Skye Bioscience, Inc.	6	2026 Proxy Statement

Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of CBIZ CPAs P.C. must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Two. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes, if any, will have no effect on Proposal Two because they are not considered votes cast for this purpose.
Proposal Three: Approval of the Authorized Common Stock Amendment. The approval of the Authorized Common Stock Amendment requires the affirmative vote of the voting power of a majority of the shares of our common stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes “Against” Proposal Three.
Proposal Four: Approval of the Compensation of the Named Executive Officers. The approval of the compensation of the named executive officers must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Four. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal Four because they are not considered votes cast for this purpose.
Voting results will be tabulated and certified by Broadridge Financial Solutions.
What is the effect of abstentions?
Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect “Withhold” votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum.
A vote “Withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of CBIZ CPAs P.C., the Authorized Common Stock Amendment and the advisory vote to approve the compensation of the named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the six directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of CBIZ CPAs P.C., the advisory vote to approve the compensation of the named executive officers. Because Proposal Three requires the approval of a majority of the voting power of our outstanding common stock entitled to vote, an abstention will have the same effect as a vote against Proposal Three.
How will my shares be voted if I do not specify how they should be voted?
If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with the Board’s recommendation.
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on

Skye Bioscience, Inc.	7	2026 Proxy Statement

“routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”
What is the effect of broker non-votes?
A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and either chooses not to vote those shares on a “routine” matter or is not permitted to exercise discretionary voting authority on a “non-routine” matter. Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists.
Proposal Two is considered a routine matter on which a broker, bank or other nominee has discretionary authority to vote. No broker non-votes are expected on this proposal. However, if there are any broker non-votes for Proposal Two, such broker non-votes will have no effect on the result of the vote as they are not considered votes cast for this purpose.
All other proposals scheduled for a vote at the Annual Meeting are considered non-routine, and accordingly, your broker, bank or other nominee may not exercise discretionary voting authority on those proposals. As a result, if you hold your shares with a broker, bank or other nominee and you do not provide timely voting instructions for the non-routine proposals, your shares will not be voted on those proposals at the Annual Meeting and will be considered “broker non-votes” on those proposals. Broker non-votes will have the same effect as votes “Against” Proposal Three and will have no effect on Proposals One, Two and Four because they are not considered votes cast for those purposes.
Who is paying the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.
We intend to file this proxy statement and a proxy card with the SEC in connection with our solicitation of proxies for our Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
How do I obtain an Annual Report on Form 10-K?
If you would like a copy of our annual report on Form 10-K for the year ended December 31, 2025, we will send you one without charge. Please write to: Skye Bioscience, Inc., 11250 El Camino Real, Suite 100, San Diego CA 92130, Attn: Corporate Secretary.
All of our SEC filings are also available free of charge in the investor relations section of our website at www.skyebioscience.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.

Skye Bioscience, Inc.	8	2026 Proxy Statement

Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary for applicable legal requirements, (2) to allow for the tabulation and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management.
Do I have dissenters’ rights of appraisal?
Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Skye Bioscience, Inc.	9	2026 Proxy Statement

Proposal One:
Election of Directors
Our Board of Directors is currently composed of six directors. Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, disability, resignation, retirement, disqualification or removal.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote cast for any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. The six director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Nominees for Election Until the 2027 Annual Meeting of Stockholders
The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting:

Name	Age	Present Position	Director Since

Paul Grayson	61	Chairman of the Board	2023
Deborah Charych	62	Director	2023
Punit Dhillon	45	Director and Chief Executive Officer	2018
Annalisa Jenkins	60	Director	2024
Karen Smith	58	Director	2024
Andrew J. Schwab	55	Director	2023
The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

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Directors
Paul Grayson
Age: 61
Director Since: 2023

Paul Grayson has served on our Board of Directors since the closing of our merger with Bird Rock Bio, Inc. (“Bird Rock Bio”) in August 2023. Mr. Grayson was appointed as Chairman of the Board of Directors in October 2024. Mr. Grayson has served as President and Chief Executive Officer and director of Radionetics Oncology, Inc., a clinical stage biotechnology company focused on novel radiopharmaceutical products, since November 2023. From July 2020 to November 2023, Mr. Grayson served as President and Chief Executive Officer of Tentarix Biotherapeutics Inc., a biotechnology company. Mr .Grayson served as President and Chief Executive Officer of Bird Rock Bio, a clinical stage biopharmaceutical company, from June 2011 until its acquisition by the Company in August 2023. From November 2019 to July 2020, Mr. Grayson also served as a partner at Versant Ventures, a venture capital firm. Mr. Grayson received a Bachelor of Arts in Biochemistry and Computer Science from the University of California, Los Angeles and a Master of Business Administration from the University of California, Irvine.
We believe Mr. Grayson’s extensive experience in the biotechnology industry give him the qualifications and skills necessary to serve as a director of the Company.

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Deborah Charych
Age: 62
Director Since: 2023

Deborah Charych, Ph.D., has served as member of our Board of Directors since February 2023. From October 2018 to September 2022, Dr. Charych served as the Co-Founder, Chief Technology Officer, and Advisor of RayzeBio, Inc, an oncology company focused on the targeted delivery of radionuclides. Dr. Charych conceived and led the scientific and operational R&D strategy for RayzeBio, acquired by BMS for $4.1 billion, leading a successful Series A financing and launch in August 2020, as well as subsequent Series B, C, and D rounds. Prior to launching RayzeBio, Dr. Charych held a number of scientific leadership positions in biotech companies focused on translational drug development. From 2017 to 2019, she founded Third Rock Ventures, creating new biotech companies based on strong science, co-founding Maze Therapeutics, which focuses on harnessing the power of human genetics, functional genomics, and data science to advance our understanding of how to more effectively treat patients with severe rare and common diseases. From 2010 to 2018, Dr. Charych served as Executive Director of Preclinical and Translational Research at Nektar Therapeutics. At FivePrime Therapeutics from 2007 to 2010, Dr. Charych was the Director of Biologics Process Development/CMC/Protein Chemistry. From 1998 to 2006, while at Chiron Corporation, she initiated and led a large proteomics effort to guide oncology target discovery, including the discovery of peptide-mimetic binders ('peptoids'). During her time at Lawrence Berkeley National Laboratory from 1993 to 1998, she assumed an academic leadership role as a tenured Principal Investigator, focusing on new biomaterials. Dr. Charych earned a PhD in Physical Chemistry from the University of California in Berkeley, CA and a B.S. in Chemistry from Carnegie- Mellon University in Pittsburgh, PA.
We believe Dr. Charych’s education and significant experience with a wide variety of life science companies give her the qualifications and skills necessary to serve as a director of the Company.

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Punit Dhillon
Age: 45
Director Since: 2018

Punit Dhillon currently serves as a member of the Board of Directors and as the Company’s President and Chief Executive Officer. Mr. Dhillon was appointed as a member of the Board of Directors in January 2018. From December 2019 until October 2024, Mr. Dhillon was the Chairman of the Board of Directors. In August 2020, Mr. Dhillon was appointed as the Company's Chief Executive Officer. Mr. Dhillon was the co-founder and former President & CEO of OncoSec Medical, Inc. (NASDAQ: ONCS), a biopharmaceutical company developing cancer immunotherapies for the treatment of solid tumors, where he served as an executive until March 2018 and as a director until February 2020. He led OncoSec through over $250 million in capital raised, NASDAQ listing and launched the registration study, KEYNOTE695, of their proprietary immunotherapy product for melanoma in combination with Keytruda, based on a drug collaboration with Merck. Prior to that, from September 2003 to March 2011, Mr. Dhillon served as Vice President of Finance and Operations at Inovio Pharmaceuticals, Inc. (NASDAQ: INO), a DNA vaccine development company. Collectively, Mr. Dhillon has led and assisted in raising over $500 million through financings and mergers and acquisitions deals, as well as several licensing and development transactions with large pharmaceutical companies including Merck & Co., Inc. (NYSE: MRK), Bristol Myers Squibb Co (NYSE: BMY), and Pfizer Inc. (NYSE: PFE). Mr. Dhillon also co-founded and is the director of YELL Canada, a registered Canadian charity that partners with schools to support entrepreneurial learning.
Mr. Dhillon received his Bachelor of Arts Honors degree in Political Science with a minor in Business Administration from Simon Fraser University.
We believe Mr. Dhillon's experience in the biotechnology and pharmaceutical industry and his experience with publicly traded companies give him the qualifications necessary to serve as an officer and director of the Company.

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Annalisa Jenkins
Age: 60
Director Since: 2024

Annalisa Jenkins, MBBS, FRCP, has served as a member of our Board of Directors since February 2024. From November 2017 until April 2019, Dr. Jenkins served as the Chief Executive Officer of PlaqueTec Ltd., a biotechnology company focusing on coronary artery disease treatment and prevention. Previously, Dr. Jenkins served as the Chief Executive Officer and a member of the board of directors of Dimension Therapeutics, Inc. (Nasdaq: DMTX), a gene therapy company focused on rare and metabolic diseases associated with the liver, from September 2014 until its sale to Ultragenyx Pharmaceutical Inc. (Nasdaq: RARE) in November 2017. From October 2013 to March 2014, Dr. Jenkins served as Executive Vice President, Head of Global Research and Development for Merck Serono Pharmaceuticals, a biopharmaceutical company. Previously, from September 2011 to October 2013, she served as Merck Serono’s Executive Vice President, Global Development and Medical, and was a member of Merck Serono’s executive committee. Prior to that, Dr. Jenkins pursued a 15-year career at Bristol-Myers Squibb Company, a biopharmaceutical company, where, from July 2009 to June 2011 she was a Senior Vice President and Head of Global Medical Affairs. Dr. Jenkins is currently a non-executive director of Genomics England. Dr. Jenkins serves on the board of directors of Affimed GmbH (Nasdaq: AFMD), Mereo BioPharma Group plc (Nasdaq: MREO), Compass Pathways PLC (Nasdaq: CMPS) and a number of privately held biotechnology and life science companies, including the board of directors of four privately listed European based fund platforms investing into the life sciences sector. Previously within the past five years, Dr. Jenkins served on the board of directors of Ardelyx, Inc. (Nasdaq: ARDX), AgeX Therapeutics, Inc. (NYSE American: AGE), Avrobio, Inc. (Nasdaq: AVRO) and Oncimmune Holdings plc (LSE: ONC). Dr. Jenkins serves on a number of charitable boards, advisory boards and contributes publicly on leadership with purpose, social entrepreneurship, diversity and innovation. Dr. Jenkins graduated with a degree in medicine from St. Bartholomew’s Hospital in the University of London and subsequently trained in cardiovascular medicine in the U.K. National Health Service. Earlier in her career, Dr. Jenkins served as a Medical Officer in the British Royal Navy during the Gulf Conflict, achieving the rank of Surgeon Lieutenant Commander.
We believe Dr. Jenkins is qualified to serve as a director of our Company based on her industry experience and her executive experience with companies in our industry.

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Karen Smith
Age: 58
Director Since: 2024

Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M., has served on our Board of Directors since July 2024. Dr. Smith is a life sciences thought leader with over 20 years of biopharmaceutical experience bringing drugs into the clinic and through commercialization. She has been a key contributor to the successful development of multiple FDA and EMA approved products in several therapeutic areas, including oncology (Herceptin, Vyxeos), rare disease (Defitelio), cardiology (Irbesartan), dermatology (Voluma, Botox), neuroscience (Abilify) and anti-infectives (Teflaro). Since November 2018, Dr. Smith has been providing consulting services internationally. Dr. Smith most recently served as Chief Medical Officer for Quince Therapeutics, Inc./Novosteo, Inc., a private biopharmaceutical company from January 2022 to September 2023, having previously served as Chief Medical Officer for Emergent BioSolutions, Inc. from April 2020 to December 2021. From May 2019 to January 2020, Dr. Smith served as President and Chief Executive Officer of Medeor Therapeutics, Inc., a biotechnology company. From June 2018 to May 2019, Dr. Smith served as Chief Executive Officer of Eliminate Cancer, Inc. From April 2015 to May 2018, she served as the Global Head of Research & Development and Chief Medical Officer of Jazz Pharmaceuticals plc, a biopharmaceutical company, where she built the R&D function into a pipeline of neuroscience and oncology products across all stages of discovery and development. From 2011 to 2015, she was Senior Vice President, Global Medical Affairs and Global Therapeutic Area Head (Dermatology) for Allergan, Inc., a multi-specialty health care company. Earlier in her career, she held senior leadership roles at AstraZeneca plc and Bristol Myers Squibb Company. Dr. Smith holds several degrees, including an M.D. from the University of Warwick, a Ph.D. in oncology from the University of Western Australia, an M.B.A. from the University of New England and an L.L.M. (Masters in Law) from the University of Salford. Dr. Smith serves on the board of directors of Sangamo Therapeutics, Inc. (Nasdaq: SGMO), Aurinia Pharmaceuticals, Inc. (Nasdaq: AUPH), a public pharmaceutical company, Context Therapeutics Inc. (Nasdaq: CNTX) and another private biotechnology company. Dr. Smith previously served on the board of directors of Talaris Therapeutics, Inc., a public biotechnology company from June 2022 to October 2023, Antares Pharma, Inc., a public pharmaceutical company from March 2019 to May 2022, Acceleron Pharma, Inc., a public biopharmaceutical company from November 2017 to December 2021, Sucampo Pharmaceuticals, Inc. from July 2017 to February 2018, and Forward Pharma A/S, from June 2016 to June 2017, and serves as the chair of the Strategic Advisory Board of Emyria Limited, a healthcare technology and services company.
We believe Dr. Smith is qualified to serve as a director of our Company based on extensive executive experience in global research and development and tenure on prior public company boards.

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Andrew J. Schwab
Age: 55
Director Since: 2023

Andrew J. Schwab has served on our Board of Directors since the closing of our merger with Bird Rock Bio in August 2023 . Mr. Schwab is a Founding Partner and Managing Member of 5AM Venture Management, LLC, a venture capital firm focused on next generation life science investments founded in 2002. At 5AM, Mr. Schwab has led the firm’s investments in and currently also serves on the Board of Directors of Camp4 Therapeutics Corporation since March 2021, Fellow Health, Inc. since August 2022, Radionetics Oncology, Inc. since September 2021, Rarecyte, Inc. since December 2019, Scientist.com since November 2019, and TMRW Holdings, LLC since December 2019. Mr. Schwab previously served on the Board of Directors of Enliven Therapeutics, Inc. from January 2022 to June 2023, Escient Pharmaceuticals, Inc. (acquired by Incyte Corporation) from March 2018 to May 2024, Nido Biosciences, Inc. from August 2019 to August 2020, Novome Biotechnologies, Inc. from March 2018 to June 2024, Pear Therapeutics, Inc. from June 2014 to June 2022, and 5:01 Acquisition Corp. from September 2020 to October 2022. Mr. Schwab holds a B.S. degree with Honors in Genetics & Ethics from Davidson College.
We believe Mr. Schwab is qualified to serve as a director of our Company because of his vast investment experience, and his extensive experience in management positions and on the boards of companies in the life sciences industry.
Independence of the Board of Directors
Our Board of Directors currently consists of six members. As required under the Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors . In addition, Nasdaq rules require that, subject to specified exceptions, each member of the audit committee of the Board of Directors (the “Audit Committee”), compensation committee of the Board of Directors (the “Compensation Committee”), and Nominating and Corporate Governance Committee be independent within the meaning of Nasdaq rules. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.
Our Board of Directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that each of our current directors, other than Punit Dhillon, our President and Chief Executive Officer, and Andrew J. Schwab, an affiliate of one of our 5% beneficial owners, qualifies as an “independent” director within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under Nasdaq rules.
Board Leadership Structure
Our Board of Directors is currently led by its Chairman, Paul Grayson. Our Board of Directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues

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to grow. We separate the roles of Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance, while the Chairman of our Board of Directors provides guidance to the Chief Executive Officer and presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing our Board of Directors and Company oversight.
The Board’s Role in Risk Oversight
Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operational, financial, market, legal, regulatory, strategic and reputational risk.
Our Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, our Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by our Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including related to cybersecurity. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating & Corporate Governance Committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.
Board of Directors Meetings
During the year ended December 31, 2025, our Board of Directors held eight meetings (including regularly scheduled, telephonic and special meetings) and also acted by unanimous written consent. Each director attended at least 75% of the total meetings held by our Board of Directors and the committees of which he or she was a member during such director’s term of service in fiscal year 2025.
Committees of the Board of Directors
We have three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by our Board of Directors. A copy of each charter can be found under the “Investors – Governance” section of our website at www.skyebioscience.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.

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Audit Committee
Our Audit Committee consists of three members: Dr. Jenkins (chair and financial expert), Dr. Smith and Mr. Grayson. Our Board of Directors has determined that Dr. Jenkins qualifies as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our Board of Directors has determined that all members of our Audit Committee are independent directors, as defined in the applicable SEC and Nasdaq rules. Our Audit Committee met four times during 2025 and also acted by unanimous written consent.
Our Audit Committee is governed by a written charter adopted by our Board of Directors. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Our Audit Committee is responsible for, among other things:
•appointing our independent registered public accounting firm;
•evaluating the qualifications, independence and performance of our independent registered public accounting firm;
•approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;
•discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
•reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•reviewing on a periodic basis, or as appropriate, any investment policy and recommending to our Board of Directors any changes to such investment policy;
•reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
•preparing the report that the SEC requires in our annual proxy statement;
•reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics;
•reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter; and
•the preparation of the Audit Committee report to be included in our annual proxy statement.
Compensation Committee
Our Compensation Committee consists of three members: Dr. Smith (chair), Dr. Jenkins, and Mr. Grayson. Our Board of Directors has determined that all members of our Compensation Committee are independent directors, as defined in the Nasdaq listing rules. Our Compensation Committee met three times during 2025 and also acted by unanimous written consent.

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The Compensation Committee is governed by a written charter approved by our Board of Directors. The Compensation Committee’s purpose is to assist our Board of Directors overseeing the development plans and compensation for our senior management and directors and recommend these plans to our Board of Directors. The Compensation Committee’s responsibilities include, among other things:
•evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•administering our cash-based and equity-based compensation plans; and
•making recommendations to the Board regarding any other Board responsibilities relating to executive compensation.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of four members: Dr. Charych (chair), Dr. Smith, Dr. Jenkins and Mr. Grayson. Our Board of Directors has determined that all members of our Nominating and Corporate Governance Committee are independent directors, as defined in the Nasdaq listing rules. Our Nominating and Corporate Governance Committee met two times during 2025 and also acted by unanimous written consent.
The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board of Directors. The Nominating and Corporate Governance Committee’s purpose is to assist our Board of Directors by identifying individuals qualified to become members of our Board of Directors, consistent with criteria set by our Board, and to develop our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•identifying, considering and recommending candidates for membership on our Board of Directors;
•overseeing the process of evaluating the performance of our Board of Directors; and
•advising our Board of Directors on other corporate governance matters.
Anti-Hedging Policies
Our insider trading policy prohibits employees, officers and directors from engaging in short-term or speculative securities transactions, including derivative transactions relating to our securities, such as exchanged traded options and hedging transactions.
Compensation Recoupment Policy
We have adopted the Compensation Recoupment Policy (the “Clawback Policy”) in compliance with Nasdaq listing standards and Section 10D of the Exchange Act effective as of January 19, 2024. The Clawback Policy applies to current and former Section 16 officers and requires us, subject to limited exemptions provided by the Nasdaq rules, to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received after January 19, 2024 within the three fiscal years preceding the date an accounting restatement is determined to be required. A copy of our Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

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Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our shares by our directors and officers that are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops guidelines and criteria for the selection of candidates for nominees for election as directors. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgment, experience, familiarity with the Company as well as certain other relevant factors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Chairman of the Board of Directors and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.
The Nominating and Corporate Governance Committee evaluates director candidate recommendations by stockholders in the same manner as it evaluates other director candidate recommendations. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations. Any stockholder recommendations for additions to our Board of Directors should be sent to Skye Bioscience, Inc., 11250 El Camino Real, Suite 100, San Diego, CA 92130, Attention: Corporate Secretary in accordance with the requirements set forth under “Stockholder Proposals.”
Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage all of our directors to attend. Six directors attended our annual meeting of stockholders in 2025.
Communication with our Board of Directors
Stockholders seeking to communicate with our Board of Directors, a committee of our Board of Directors, or an individual director should submit their written comments to our corporate secretary at Skye Bioscience, Inc., Attn: Corporate Secretary, 11250 El Camino Real, Suite 100, San Diego, CA 92130. The corporate secretary will forward such communications to each member of our Board of Directors, the applicable committee or to the applicable director(s). Items that are unrelated to the duties and responsibilities of our Board of Directors will be excluded. In addition, material that is illegal, inappropriate or similarly

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unsuitable will be excluded. Any letter that is filtered out under these standards, however, will be made available to any director upon request.
Code of Business Conduct and Ethics
The Board of Directors has established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submits to, the SEC and in other public communications made by the Company;
•compliance with applicable governmental laws, rules and regulations;
•the prompt internal reporting to the appropriate person of violations of the code of business conduct and ethics; and
•accountability for adherence to the code of business conduct and ethics.
Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board of Directors, and any such waiver shall be promptly disclosed to the stockholders. We will disclose amendments to the code of business conduct and ethics on our website within four business days from the date of such amendment.
A copy of our Code of Business Conduct and Ethics is available on our website at www.skyebioscience.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist and guide the Board of Directors in the exercise of its responsibilities and establish a framework for our corporate governance practices. The Corporate Governance Guidelines contain written standards pertaining to director qualifications, director responsibilities, structure of our Board of Directors, director access to management and independent advisors, director compensation, and performance evaluation of our Board and committees, among other things. The Corporate Governance Guidelines help to ensure that the Board of Directors is independent from management, the Board of Directors adequately performs its oversight functions, and the interests of the Board of Directors and management align with the interests of our stockholders. A copy of our Corporate Governance Guidelines is available on our website at www.skyebioscience.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.
Director Compensation
Under our director compensation program , each non-employee director receives the cash and equity compensation for board services described below. Our Compensation Committee and Board of Directors have primary responsibility for reviewing and approving the compensation paid to non-employee directors. Our Compensation Committee periodically reviews the type and

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form of compensation paid to our non-employee directors, which includes a market assessment and analysis by our independent compensation consulting firm, Anderson Pay Advisors, LLC (“Anderson”), regarding practices at comparable companies. As part of this analysis, Anderson, reviews non-employee director compensation trends and data from companies comprising the same peer group used by our Compensation Committee in connection with its review of executive compensation. Based on this review, our Compensation Committee makes adjustments to the non-employee director compensation program in an effort to provide competitive compensation to our non-employee directors.
Compensation paid to our non-employee directors is subject to the annual limits on non-employee director compensation set forth in our Amended and Restated Omnibus Incentive Plan (the "Amended and Restated Plan"). As provided in the Amended and Restated Plan, our Board of Directors or its authorized committee may make exceptions to this limit for individual non-employee directors, as the Board of Directors or its authorized committee may determine in its discretion.
We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our Board of Directors and committees of our Board of Directors.
Cash Compensation
Non-employee directors are entitled to receive the following cash compensation for their services under the program:
•$50,000 per year for service as a member of the Board of Directors
•$50,000 per year for service as the chairman of the Board of Directors, if one is appointed as such and is a non-employee director
•$20,000 per year for service as chairperson of the Audit Committee
•$10,000 per year for service as a member of the Audit Committee
•$15,000 per year for service as chairperson of the Compensation Committee
•$7,500 per year for service as a member of the Compensation Committee
•$10,000 per year for service as chairperson of the Nominating and Corporate Governance Committee
•$5,000 per year for service as a member of the Nominating and Corporate Governance Committee
Each non-employee director who serves as the chairperson of a committee does not receive the additional annual cash fee for serving as a member of the committee.
Equity Compensation
Initial Option Award. Each person who first becomes a non-employee director is entitled to receive a one-time award of 40,000 stock options which vest in twelve equal monthly installments.
Annual Option Award. Each non-employee director is entitled to receive, an annual stock option award to purchase 35,000 stock options that vest in twelve equal monthly installments.

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In the event of a Change in Control (as defined in our Amended and Restated Plan), each director is entitled to full accelerated vesting in their outstanding company equity awards, including any initial stock option award or annual stock option award, immediately prior to the consummation of the Change in Control. All initial stock option awards and annual stock option awards have an exercise price equal to the fair market value of a share of our common stock on the date of grant, and a maximum term of 10 years.
2025 Director Compensation Table
The following table summarizes cash and stock compensation received by our non-employee directors during the year ended December 31, 2025. Mr. Dhillon is not included in the following table as he served as an executive officer during 2025 and his compensation is included in the Summary Compensation Table in the “Executive Compensation and Other Information” section below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Deborah Charych	45,000	—	71,940	—	116,940
Paul Grayson	91,875	—	277,483	—	369,358
Annalisa Jenkins	61,875	—	71,940	—	133,815
Andrew J. Schwab	37,500	—	71,940	—	109,440
Karen Smith	60,000	—	71,940	—	131,940
1.Consists of grants made in 2025 to the Company’ s non-employee directors pursuant to initial stock option awards, annual stock option awards and director retention awards, as applicable. The amounts reported under “Stock Awards” and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The value of stock option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options granted may be found in Note 9 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 10, 2026. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, a non-employee director realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the non-employee director’s continued service on our Board of Directors.
As of December 31, 2025, the non-employee directors listed in the table above held the following number of outstanding equity awards:

Name	Stock Awards Outstanding at December 31, 2025	Number of Securities Underlying Options Awards Outstanding at December 31, 2025

Deborah Charych	—	161,001
Paul Grayson	161,563	240,000
Annalisa Jenkins	—	145,000
Andrew J. Schwab	—	160,001
Karen Smith	—	145,000

Skye Bioscience, Inc.	23	2026 Proxy Statement

Vote Required; Recommendation of the Board of Directors
Directors are elected by a plurality of the votes cast. Accordingly, the six nominees receiving the most “For” votes (among votes properly cast during the meeting or by proxy) will be elected. Only votes “For” will affect the outcome. Votes “Withheld” and broker non-votes will have no effect on Proposal One because they are not considered votes cast for this purpose. Proposal One is considered a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the election of each of the following nominees:

Paul Grayson, Chairman	Punit Dhillon	Karen Smith
Deborah Charych	Annalisa Jenkins	Andrew J. Schwab

Skye Bioscience, Inc.	24	2026 Proxy Statement

Proposal Two:
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. CBIZ CPAs P.C. has audited the Company’s financial statements since 2025. Representatives of CBIZ CPAs P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Marcum LLP previously served as our independent registered accounting firm. Based on information provided by Marcum LLP, CBIZ CPAs P.C. acquired the attest business of Marcum LLP, effective November 1, 2024. On June 9, 2025, Marcum LLP resigned as our independent registered public accounting firm and, on June 9, 2025, the Audit Committee engaged CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2025, effective immediately. The reports of Marcum LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through June 9, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused them to make reference thereto in connection with their reports on the Company's consolidated financial statements for such years and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). During the fiscal years ended December 31, 2024 and 2023 and through June 9, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs P.C. regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Stockholder ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm is not required by Nevada law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and

Skye Bioscience, Inc.	25	2026 Proxy Statement

restated bylaws. However, the Audit Committee is submitting the selection of CBIZ CPAs P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Independent Registered Public Accounting Firm’s Fees
The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2025 and 2024, by CBIZ CPAs P.C., our independent registered public accounting firm, and Marcum, LLP, respectively.

	Year Ended December 31,
	2025 ($)	2024 ($)

Audit Fees(1)(2)	307,125	283,440
Audit-Related Fees	15,750	76,937
Tax Fees(3)(4)	—	—
All Other Fees(5)	—	—
Total	322,875	360,377
1.For the year ended December 31, 2025, consists of audit fees billed for professional services performed by CBIZ CPAs P.C. for the audit of our annual financial statements, the review of our registration statements on Form S-8, the quarterly review of our financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
2.For the year ended December 31, 2024, consists of audit fees billed for professional services performed by Marcum LLP for the audit of our annual financial statements, the review of our registration statements on Form S-3, the quarterly review of our financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
3.For the year ended December 31, 2025, Tax Fees consist of fees for professional services, including tax consulting and compliance performed by CBIZ CPAs P.C.
4.For the year ended December 31, 2025, Tax Fees consist of fees for professional services, including tax consulting and compliance performed by Marcum LLP.
5.All Other Fees consist of consulting services.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of CBIZ CPAs P.C., and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.
Pre-Approval Policies and Procedures
Our Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee. All such services during the year ended December 31, 2025, were pre-approved in accordance with this policy. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is

Skye Bioscience, Inc.	26	2026 Proxy Statement

compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
Report of the Audit Committee of the Board of Directors
The Audit Committee oversees the Company’s financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.
The Audit Committee reviewed with CBIZ CPAs P.C., which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States of America, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from CBIZ CPAs P.C. required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with CBIZ CPAs P.C. their independence from Skye Bioscience, Inc. and its management.
The Audit Committee met with CBIZ CPAs P.C. to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls including internal control over financial reporting and the overall quality of the Company’s financial reporting. CBIZ CPAs P.C., as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with CBIZ CPAs P.C. were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

Skye Bioscience, Inc.	27	2026 Proxy Statement

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Company’s Board of Directors that the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in our annual report on Form 10-K for the year ended December 31, 2025, filed by the Company with the SEC. The Audit Committee and the Company’s Board of Directors also have recommended, subject to stockholder approval, the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for 2026.
This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Audit Committee.
Respectfully submitted,
The Audit Committee of the Board of Directors
Annalisa Jenkins (Chairman)
Paul Grayson
Karen Smith
Vote Required; Recommendation of the Board of Directors
Proposal Two must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Two. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes, if any, will have no effect on Proposal Two because they are not considered votes cast for this purpose. The approval of Proposal Two is considered a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.
VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

Skye Bioscience, Inc.	28	2026 Proxy Statement

Proposal Three:
Approval of the Amendment to Our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock
General Information
As of the date hereof, pursuant to our Articles of Incorporation, we are authorized to issue up to 100,000,000 shares of common stock. Our Board of Directors has unanimously approved, and recommends that our stockholders approve, an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000 shares. The proposed amendment would not change the number of shares of our preferred stock authorized under our Articles of Incorporation and would not, by itself, change the number of shares of common stock that are issued and outstanding.
Reasons for Amendment
The primary purpose of the amendment is to make available for future issuance by us additional shares of common stock and to have a sufficient number of authorized and unissued shares of common stock to provide the Company with additional flexibility for future corporate needs and strategic opportunities. Additional authorized shares would allow us to respond more efficiently to future financings, potential acquisitions, stock dividends or distributions, equity compensation arrangements and other proper corporate purposes that the Board of Directors may determine are in the best interests of the Company and its stockholders.
We believe that it is in the best interests of our Company and our stockholders to have additional authorized but unissued shares of common stock available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of additional shares will provide our Company with the flexibility to issue common stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes, without the possible expense and delay of calling a separate special stockholders’ meeting to approve an increase in authorized shares at that time.
Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of common stock.

Skye Bioscience, Inc.	29	2026 Proxy Statement

Principal Effects on Outstanding Common Stock
The proposal to increase the authorized common stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Authorized Common Stock Amendment will be effective upon the filing of the Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State.
Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase
The increase in the authorized number of shares of common stock could have possible anti-takeover effects. The availability of additional authorized shares also could, under certain circumstances, discourage or make more difficult a change in control of the Company by diluting the stock ownership or voting rights of a person seeking to obtain control. The Board of Directors is not aware of any current effort to accumulate our securities or obtain control of the Company.
While the Authorized Common Stock Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Common Stock Amendment outweighs any potential disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Common Stock Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves our Stockholders’ interests.
Amendment
If this proposal is approved, the first sentence of Article IV, Section 1 of our Articles of Incorporation will be amended to read substantially as follows: “The Corporation shall have the authority to issue an aggregate of three hundred million, two hundred thousand (300,200,000) shares of capital stock, par value $0.001 per share, consisting of (a) three hundred million (300,000,000) shares of common stock, par value $0.001 per share, and (b) two hundred thousand (200,000) shares of preferred stock, par value $0.001 per share.”
A copy of the form of Certificate of Amendment to the Company's Articles of Incorporation is attached hereto as Annex A.
No Dissenter’s Rights
Under Nevada law, any dissenting stockholders are not entitled to appraisal rights with respect to the Authorized Common Stock Amendment, and we will not independently provide our stockholders with any such right.

Skye Bioscience, Inc.	30	2026 Proxy Statement

Vote Required; Recommendation of the Board of Directors
Proposal Three requires the affirmative vote of a majority of the voting power of the shares of our common stock outstanding and entitled to vote at the Annual Meeting. Because approval is based on the number of outstanding shares entitled to vote, abstentions and broker non-votes will have the same effect as votes “Against” Proposal Three. Proposal Three is considered a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000.

Skye Bioscience, Inc.	31	2026 Proxy Statement

Proposal Four:
Approval of the Compensation of the Named Executive Officers
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote at the Annual Meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors.
Although the vote is non-binding, our Compensation Committee and Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the “Executive Compensation and Other Information” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. We urge stockholders to read the “Executive Compensation and Other Information” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the Board of Directors believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:
“RESOLVED, that Skye Bioscience, Inc. stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Skye Bioscience, Inc.’s Proxy Statement for the 2026 Annual Meeting.”
Vote Required; Recommendation of the Board of Directors
Proposal Four must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Four. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal Four because they are not considered votes cast for this purpose. Proposal Four is considered a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

Skye Bioscience, Inc.	32	2026 Proxy Statement

VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

Skye Bioscience, Inc.	33	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to beneficial ownership of our common stock as of March 31, 2026, by:
•each person known to be the beneficial owner of 5% or more of our outstanding common stock;
•each named executive officer (as defined in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended);
•each director; and
•all of the executive officers and directors as a group.
Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Skye Bioscience, Inc. 11250 El Camino Real, Suite 100, San Diego, CA 92130. Except for information based on Schedules 13D/A and information collected in connection with our filing of the Post-Effective Amendment to the Registration Statement on Form S-1 (Registration No. 333-278286) on April 24, 2024, as indicated in the footnotes, beneficial ownership is stated as of April 2, 2026.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or vesting of a restricted stock unit) within 60 days of March 31, 2026. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. Applicable percentage ownership is based on 35,126,885 shares of common stock outstanding on March 31, 2026. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.
To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Skye Bioscience, Inc.	34	2026 Proxy Statement

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned

More than 5% Beneficial Owners
Entities affiliated with 5AM Ventures VII, L.P.(1)	11,387,156	30.9%
Entities affiliated with Versant Venture Capital III, L.P.(2)	2,530,950	7.1%
Named Executive Officers and Directors
Punit Dhillon, Director, Chief Executive Officer(3)	672,378	1.9%
Kaitlyn Arsenault, Former Chief Financial Officer(4)	294,023	*%
Tuan Diep, Chief Operating Officer(5)	227,347	*%
Dr. Deborah Charych, Director(6)	172,667	*%
Paul Grayson, Director(7)	349,804	*%
Dr. Annalisa Jenkins, Director(8)	156,666	*%
Andrew J. Schwab, Director(9)	171,667	*%
Dr. Karen Smith, Director(10)	156,666	*%
All current executive officers and directors as a group (9 persons)	2,201,218	6.2%
*Denotes beneficial ownership of less than 1% of our outstanding shares of common stock.
1.Based on a Schedule 13D/A filed with the SEC on December 16, 2025. Consists of: (i) 8,167,206 shares of common stock held by 5AM Ventures VII, L.P. (“Ventures VII”) and (ii) 1,705,393 shares of common stock issuable upon exercise of 2023 Warrants held by Ventures VII that are currently exercisable, (iii) 1,457,064 shares of common stock held by 5AM Ventures II, L.P. (“Ventures II”) and (iv) 57,493 shares of common stock held by 5AM Co-Investors II (“Co-Investors II”). 5AM Partners VII, LLC (“Partners VII”) serves as sole general partner of Ventures VII and shares voting and dispositive power over the securities held by Ventures VII. Andrew J. Schwab and Dr. Kush Parmar are managing members of Partners VII. Each of Partners VII, Andrew J. Schwab, Dr. Kush Parmar shares voting and dispositive power over the securities held by Ventures VII. 5AM Partners II, LLC (“Partners II”) serves as sole general partner of Ventures II and Co-Investors II. Andrew J. Schwab, Dr. Scott Rocklage and Dr. John D. Diekman are managing members of Partners II. Each of Partners II, Andrew J. Schwab, Dr. Scott Rocklage and Dr. John D. Diekman shares voting and dispositive power over the securities held by Ventures II and Co-Investors II. Andrew J. Schwab, one of our directors, is an affiliate of Ventures VII, Ventures II, and Co-Investors II. Each of Partners VII, Partners II, Andrew J. Schwab, Dr. Kush Parmar, Dr. Scott Rocklage and Dr. John D. Diekman disclaim beneficial ownership of such shares except to the extent of its or their pecuniary interest therein. The address of all entities affiliated with Ventures VII is c/o 5AM Ventures, 4 Embarcadero Center, Suite 3110, San Francisco, CA 94111.
2.This information was obtained from the stockholder in connection with our filing of the Post-Effective Amendment to the Registration Statement on Form S-1 (Registration Statement No. 333-278286) on April 24, 2024 and reflects beneficial ownership as of March 20, 2024. Consists of (i) 1,995,916 shares of common stock held by Versant Venture Capital III, L.P. (“Versant III”), (ii) 520,173 shares of common stock issuable upon exercise of 2023 Warrants held by Versant III that are currently exercisable, (iii) 11,788 shares of common stock held by Versant Side Fund III, L.P. (“Side Fund III”) and (iv) 3,073 shares of common stock issuable upon exercise of 2023 Warrants held by Side Fund III that are currently exercisable. Versant Ventures III, LLC (“Versant Ventures III”) is the sole general partner of Versant III and Side Fund III. The Managing Directors of Versant Ventures III, Brian Atwood, Bradley Bolzon, Samuel Colella, William Link, Barbara Lubash, Ross Jaffe, Robin Praeger, Rebecca Robertson, Charles Warden and Don Milder, have voting and investment control over the securities held by Versant III and Side Fund III and as a result may be deemed to have beneficial ownership over such securities. The address of all entities affiliated with Ventures III is c/o Versant Ventures, One Sansome Street, Suite 1650, San Francisco, CA 94104.

Skye Bioscience, Inc.	35	2026 Proxy Statement

3.Includes (i) 9,343 shares of common stock held by a family trust of which Mr. Dhillon is the trustee, (ii) 163,778 shares of common stock held directly by Mr. Dhillon, (iii) and 499,257 shares of common stock underlying options that are exercisable as of March 31, 2026 or that will become exercisable within 60 days after such date.
4.Includes (i) 98,749 shares of stock held directly by Ms. Arsenault and (ii) 195,274 shares of common stock underlying options that are exercisable as of March 31, 2026 or that will become exercisable within 60 days after such date.
5.Includes (i) 41,850 shares of stock held directly by Mr. Diep and (ii) 185,497 shares of common stock underlying options that are exercisable as of March 31, 2026 or that will become exercisable within 60 days after such date.
6.Includes 172,667 shares of common stock underlying options that are exercisable as of March 31, 2026 or that will become exercisable within 60 days after such date.
7.Includes (i) 98,138 shares of stock held directly by Mr. Grayson and (ii) 251,666 shares of common stock underlying options that are exercisable as of March 31, 2026 or will become exercisable within 60 days after such date.
8.Includes 156,666 shares of common stock underlying options that are exercisable as of March 31, 2026 or will become exercisable within 60 after such date.
9.Includes 171,667 shares of common stock underlying options that may be exercised as of March 31, 2026 or will become exercisable within 60 days after such date.
10.Includes 156,666 shares of common stock underlying options that may be exercised as of March 31, 2026 or will become exercisable within 60 days after such date.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5. As a matter of practice, our staff assists our officers and directors in preparing initial ownership reports and reporting ownership changes and typically files those reports on their behalf. Based solely on a review of reports filed with the SEC and on written representations from reporting individuals, we believe that all of the required reports for our officers and directors were filed on a timely basis under Section 16(a) for the year ended December 31, 2025. However, certain omissions from the Form 3 originally filed by Tuan Diep on March 4, 2024 were subsequently corrected via a Form 3/A filing on April 2, 2026.

Skye Bioscience, Inc.	36	2026 Proxy Statement

Executive Officers
The names of our executive officers, their ages, their positions and other biographical information as of March 31, 2026, are set forth below. Executive officers are elected by our Board of Directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Age	Position

Punit Dhillon	45	President and Chief Executive Officer
Tu Diep, M.S.	45	Chief Operating Officer
John P. Sharp	61	Chief Financial Officer
Chris Twitty, Ph.D.	54	Chief Scientific Officer
The biography of Punit Dhillon can be found above under the heading, “Nominees for Election Until the Next Annual Meeting – Directors.”
Tu Diep, M.S.
Age: 45

Tu Diep, M.S., was appointed as the Company’s Chief Operating Officer in January 2025, after serving as the Company’s Chief Development Officer from January 2022 to December 2024 and as the Company’s Senior Vice President of Development from October 2020 to January 2022. From March 2020 to October 2020, Mr. Diep served as the Director of Business Process of Element Bioscience, a next-generation sequencing company focused on the development of revolutionary and proprietary technology to deliver high-quality sequencing on their benchtop instrument, AVITI. From October 2019 through January 2020, he served as the President of Emerald Health Bioceuticals. From July 2018 to October 2019, Mr. Diep served as the Vice President of Strategic Operations of Emerald Health Sciences USA, a private life science company that made strategic equity investments related to endocannabinoid based science and clinical products. Additionally, Mr. Diep was a founding employee of OncoSec Medical Inc. (NASDAQ:ONCS) a biopharmaceutical company developing cancer immunotherapies for the treatment of solid tumors, where he served in multiple roles of increasing responsibility from 2011 to 2018. Here he led the initiation of OncoSec's first clinical trials in melanoma and merkel cell carcinoma. As OncoSec's business development lead he was instrumental in establishing a partnership and clinical collaboration with Merck & Co. Inc. (NYSE: MRK) for the evaluation of Keytruda with OncoSec's lead drug, tavokinogene telsaplasmid and launched the pivotal trial, KEYNOTE-695. Mr. Diep received his Bachelor degree in Human Kinetics from the University of British Columbia in 2004 and his Masters of Science from the University of Toronto in 2006.

Skye Bioscience, Inc.	37	2026 Proxy Statement

John P. Sharp
Age: 61

Chris Twitty, Ph.D.
Age: 54
John P. Sharp was appointed as the Company's Chief Financial Officer in March 2026. Mr. Sharp is a seasoned finance executive with more than 30 years of experience in financial and business planning and currently serves as a Senior Director at Lohman & Associates. Since April 2007, he has served as chief financial officer for several biopharmaceutical companies. From December 2022 to October 2025, he was the Chief Financial Officer for SaNOtize Research and Development Corp. Prior to this, Mr. Sharp was the Chief Financial Officer of PhaseBio Pharmaceuticals, Inc. (Nasdaq: PHAS), from April 2016 to November 11, 2022, the Chief Financial Officer of HUYA Bioscience International, LLC, from March 2014 to December 2015 and the Chief Financial Officer of Ligand Pharmaceuticals (Nasdaq: LGND), from April 2007 to March 2014. He is also a former auditor with Pricewaterhouse Coopers LLP. Mr. Sharp received a BS in business administration with an emphasis in accounting from San Diego State University and is a certified public accountant (inactive) in California.

Chris Twitty, Ph.D., was appointed as the Company's Chief Scientific Officer in December 2022. From October 2021 to December 2022, Mr. Twitty served as Chief Scientific Officer at Onchilles Pharma, a biotech company developing novel immunotherapeutics to treat various cancers. From 2018 to October 2021, Dr. Twitty served as Vice President of Research and Development and Chief Scientific Officer at OncoSec Medical, Inc. (NASDAQ:ONCS), a biopharmaceutical company developing cancer immunotherapies for the treatment of solid tumors a biotech, where he led multiple scientific teams to drive innovative preclinical research and clinical biomarker programs. Dr. Twitty has over 20 years of experience in drug development, leading early R&D discovery, and IND submissions establishing novel clinical biomarker programs. These efforts involve initiating and managing productive scientific collaborations, as well as building and training multifunctional scientific teams. Dr. Twitty received his bachelor’s degree in molecular biology from San Diego State University and his Ph.D. in molecular microbiology and immunology from Oregon Health Sciences University while training with Dr. Bernard Fox.

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Executive Compensation and Other Information
The Company effected a reverse stock split at a ratio of one-for-two hundred and fifty (1-for-250) effective September 8, 2023 (the “Reverse Stock Split”). All share amounts and exercise prices included herein have been adjusted to reflect the Reverse Stock Split.
Overview
Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Compensation Committee then reviews the Chief Executive Officer’s recommendations and market data. Our Compensation Committee then makes recommendations to our Board of Directors regarding executive compensation without members of management present.
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. For 2025, our Compensation Committee retained Anderson to provide it with information, recommendations and other advice relating to executive compensation. Anderson assisted in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

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Summary Compensation Table
The following table summarizes the compensation that we paid during 2025 and 2024 to: (1) our principal executive officer; and (2) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers as of December 31, 2025. We refer to these officers as our named executive officers or NEOs.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)(2)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)

Punit Dhillon Chief Executive Officer	2025	610,000	—	532,231	219,600	1,361,831
	2024	458,333	1,501,679	3,923,850	255,763	6,139,625
Kaitlyn Arsenault Former Chief Financial Officer(4)	2025	450,000	—	319,339	119,250	888,589
	2024	365,000	408,393	1,355,071	138,361	2,266,825
Tu Diep Chief Operating Officer	2025	440,000	—	319,339	116,600	875,939
	2024	358,333	376,585	1,355,071	117,179	2,207,168
1.Amounts reflect the full grant date fair value of RSUs and options, computed in accordance with FASB ASC Topic 718 rather than the amounts paid to or realized by the named executive officers. The value of stock option awards was estimated using the Black-Scholes option pricing model. For the market-based RSUs, the grant date fair value is calculated assuming the probable outcome of the market conditions on the date of grant using a Monte Carlo simulation model. The valuation assumptions used in the valuation of options and RSUs may be found in Note 2 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 10, 2026 (the “2025 Form 10-K”). If the maximum level of performance is achieved, the grant date fair value of the RSUs granted to Mr. Dhillon, Ms. Arsenault, and Mr. Diep in 2024 would be $1,456,000, $364,000, and $364,000, respectively.
2.On August 22, 2024, the Board approved a modification to the terms of the RSUs issued on August 25, 2023, and September 29, 2023 to the NEOs to change the performance-based condition to a market-based condition, as described further under the heading “Narrative Disclosure to Summary Compensation Table – Executive Compensation Elements – Equity Compensation.” The incremental fair value with respect to the modified awards, computed as of the modification date in accordance with FASB ASC Topic 718, is included in the “Stock Awards” column of the Summary Compensation Table for 2025. The total amount of such incremental fair value for each of Mr. Dhillon, Ms. Arsenault, and Mr. Diep is $80,429, $53,080, and $21,272, respectively.
3.Amounts reflect the cash incentives earned by our named executive officers for the applicable year. Annual cash incentive awards earned were based upon achievement of corporate and individual performance goals as determined by the Compensation Committee and Board of Directors.
4.As disclosed in our Current Report on Form 8-K filed with the SEC on February 20, 2026, Ms. Arsenault stepped down as our Chief Financial Officer effective February 20, 2026.
Narrative Disclosure to Summary Compensation Table
Employment Agreements
Employment Agreement with Punit Dhillon
On August 7, 2020, we entered into an employment agreement with Mr. Dhillon, our Chief Executive Officer. The agreement provided for an annual base salary of $400,000 per year and an annual discretionary bonus up to 50% of his base salary, which

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was since increased to 60% of his base salary. Effective January 1, 2025, Mr. Dhillon’s annual base salary was increased to $610,000 per year. Mr. Dhillon also receives the employee benefits available to other similarly situated executives and is entitled to severance pay under the circumstances described below.
Mr. Dhillon’s employment with the Company is at-will. The employment agreement provides that if his employment is terminated by the Company, except for a termination of Mr. Dhillon’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in his employment agreement), Mr. Dhillon is entitled to a severance payment equal to 24 months of his then current base salary, less applicable statutory deductions and withholdings. The employment agreement provides that Mr. Dhillon is not entitled to any severance if his employment is terminated by the Company for “Cause,” “By Death” or “By Disability” or if Mr. Dhillon terminates his employment.
Employment Agreement with Kaitlyn Arsenault
On October 5, 2020, we entered into an employment agreement with Ms. Arsenault, our Chief Financial Officer. The agreement provided for an annual base salary of $300,000 per year and an annual discretionary bonus of up to 35% of her base salary, which was since increased to 40% of her base salary. Effective January 1, 2025, Ms. Arsenault’s annual base salary was increased to $450,000 per year. Ms. Arsenault also received the employee benefits available to other similarly situated executives and was entitled to severance pay under the circumstances described below.
Ms. Arsenault’s employment with the Company was at-will. The employment agreement provided that if her employment was terminated by the Company, except for a termination of Ms. Arsenault’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in her employment agreement), Ms. Arsenault was entitled to a severance payment equal to 12 months of her then current base salary, less applicable statutory deductions and withholding. The employment agreement provided that Ms. Arsenault was not entitled to any severance if her employment is terminated by the Company for “Cause,” “By Death” or “By Disability” or if Ms. Arsenault terminates her employment.
On February 13, 2026, we and Ms. Arsenault determined that she will step down from her position as Chief Financial Officer of the Company, effective February 20, 2026 (the “Separation Date”). On the Separation Date, we entered into a Separation and Release Agreement with Ms. Arsenault (the “Separation Agreement”), pursuant to which she received cash severance consistent with the cash severance associated with a termination by the Company not for cause, as described above. In addition, Ms. Arsenault will also receive an additional cash payment of $45,000 as consideration for her 2026 annual bonus, reimbursement for legal fees incurred in connection with the negotiation of the Separation Agreement in amount up to $30,000, and a lump sum payment of $41,172.48, which is equal to the monthly COBRA premiums for a period of twelve (12) months. In exchange for these payments, Ms. Arsenault signed a general release of all claims in favor of the Company.
In addition, we entered into an Advisor Agreement (the “Advisor Agreement”) with Ms. Arsenault pursuant to which she will provide, as requested by the Company, certain transition related services. The initial term of the Advisor Agreement will be six (6) months from the Separation Date, after which time either party can terminate the Advisor Agreement on fifteen (15) calendar days’ notice (the “Term”). In accordance with the terms of the Company’s Amended and Restated Plan and the applicable award agreements thereunder, certain of Ms. Arsenault’s outstanding equity awards will continue to vest during the Term. Further, if a Change in Control (as defined in the Amended and Restated Plan) occurs within a year of the Separation Date and before the

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Advisor Agreement is terminated, any outstanding but unvested equity awards held by Ms. Arsenault will automatically vest immediately prior to the Change in Control. Finally, any vested and outstanding stock options held by Ms. Arsenault will remain exercisable until the later of February 20, 2027, or ninety (90) days after the expiration of the Advisor Agreement.
Employment Agreement with Tu Diep
On October 5, 2020, we entered into an employment agreement with Mr. Diep, our Chief Operating Officer. The agreement provided for an annual base salary of $250,000 per year and an annual discretionary bonus of up to 35% of his base salary, which was since increased to 40% of his base salary. Effective February 24, 2025, Mr. Diep’s annual base salary was increased to $440,000 per year. Mr. Diep also receives the employee benefits available to other similarly situated executives and is entitled to severance pay under the circumstances described below.
Mr. Diep’s employment with the Company is at-will. The employment agreement provides that, except for a termination of Mr. Diep’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in his employment agreement), Mr. Diep is entitled to a severance payment equal to 6 months of his then current base salary, less applicable statutory deductions and withholding if his employment is terminated by the Company. The employment agreement provides that Mr. Diep is not entitled to any severance if his employment is terminated by the Company for “Cause,” “By Death” or “By Disability” or if Mr. Diep terminates his employment.
The foregoing description of the employment agreements above do not purport to be complete and are qualified in their entirety by reference to the full text of the employment agreements filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2025, Current Reports on Form 8-K filed September 4, 2024 and October 6, 2021, and Quarterly Report on Form 10-Q, filed on May 12, 2023.
Executive Compensation Elements
The following describes the material terms of the elements of our executive compensation program during 2025.
2025 Base Salaries
Base salaries for our named executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries are reviewed, determined, and approved periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
Performance-Based Annual Cash Incentives
In addition to base salary, each named executive officer is eligible for a performance-based annual cash incentive award based upon the achievement of certain corporate performance goals and objectives approved by our Board of Directors and, with respect to our named executive officers other than our Chief Executive Officer, individual performance.

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Annual cash incentives are set based on each executive officer’s base salary as of the end of the year and are expected to be paid out in the following year. The target levels of the annual cash incentive awards for our named executive officers are currently as follows: 60% of base salary for the Chief Executive Officer (100% of which is based on corporate objectives) and 40% of base salary for any other C-level executive (75% of which is based on corporate objectives and 25% of which is based on individual performance). At or prior to the beginning of each year, management recommends corporate goals and milestones to our Compensation Committee and Board of Directors. These goals and milestones and the proportional emphasis placed on each are set by our Compensation Committee and Board of Directors after considering management input and our overall strategic objectives.
Our Compensation Committee and Board of Directors determines the level of achievement of the corporate goals for each year. This achievement level is then applied to each named executive officer’s target annual cash incentive to determine that year’s total cash incentive opportunity, before any determination of the individual component of the award. The individual component of each named executive’s annual cash incentive award is not necessarily based solely on the achievement of any predetermined criteria or guidelines. Our Compensation Committee and Board of Directors assessment of each of the named executive officer may also include a quantitative analysis of the officer’s overall performance of his or her duties during the year.
For 2025, the corporate performance objectives generally consisted of product development and corporate development goals. During 2025, the corporate performance objectives were adjusted to account for the discontinuation of the company’s glaucoma drug candidate.
In evaluating the corporate performance component of management’s annual cash incentive awards for 2025, our Compensation Committee and Board determined the corporate performance objectives were achieved at the level of 60%. This corporate achievement level was then used to determine the portion of each named executive officer’s bonus tied to corporate performance. Our Compensation Committee and Board determined the individual performance objectives for Ms. Arsenault and Mr. Diep were achieved at 85% of target for 2025. The annual cash incentives earned by our named executive officers for 2025 performance are set forth in the “Summary Compensation Table” above.
Equity Compensation
We maintain two primary equity compensation plans that provide for the issuance of equity awards to directors, employees (including our named executive officers) and consultants: the Amended and Restated Plan, which has been approved by our stockholders, and our 2024 Inducement Equity Incentive Plan (the “Inducement Plan”), which has not been approved by our stockholders. We also maintain the Skye Bioscience, Inc. 2022 Employee Stock Purchase Plan under which the Company may offer eligible employees the option to purchase common stock.
We offer stock options and RSUs to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us and annually to our employees. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant. Generally, the initial stock option awards vest as to 25% of the total number of options on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, subject to the employee’s continued service with us on each vesting date. Generally, annual stock option

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awards vest in equal monthly installments over 48 months, subject to the employee’s continued service with us on each vesting date.
Option Repricing
On March 31, 2026 (the “Repricing Date”), our Board, upon recommendation of the Compensation Committee, approved a stock option repricing (the “Option Repricing”), effective as of March 31, 2026, of all outstanding stock options held by current full-time employees, including certain of our named executive officers, that were granted prior to December 31, 2025 under either the Amended and Restated Plan or the 2024 Inducement Plan (the "Repriced Options"). Pursuant to the Option Repricing, the exercise price of each Repriced Option was reduced to $0.6150 per share, the closing price per share of the Company’s common stock on the Repricing Date.
The Board approved the Option Repricing after careful consideration of various alternatives and a review of other applicable factors. The Board believes the Option Repricing is in the best interests of the Company and its stockholders, as it will provide added incentives to retain and motivate the named executive officers, among other eligible employees, without incurring the dilution resulting from additional equity grants under the equity plans or additional cash expenditures resulting from additional cash compensation. The Repriced Options include underwater options held by Messrs. Dhillon and Diep, as set forth below:

Name and Position	Total Repriced Options	Original Exercise Price of Repriced Options

Punit Dhillon Chief Executive Officer	1,103,959	$2.89 to $14.56
Tu Diep Chief Operating Officer	396,295	$2.89 to $14.56
Retirement Plan
We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. We believe that providing a vehicle for retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees generally.
We also provide our named executive officers with term life insurance and disability insurance at our expense as we do for all of our full-time employees. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

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Change in Control Benefits
Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our Company. As discussed above under “Equity Compensation,” all of the stock option and RSU awards granted to our named executive officers vest in full in the event of a Change in Control (as defined in the Amended and Restated Plan).
Compensation Recovery Policy
We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our current and former executive on or after October 2, 2023, in the event of a restatement of our financial statements, as required by new SEC rules and Nasdaq Stock Market Listing Standards implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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Outstanding Equity Awards at Fiscal Year-end
As of December 31, 2025, our named executive officers held the following outstanding Company equity awards. Certain of the option exercise prices in the table below have been adjusted subsequent to December 31, 2025 as described above under "Option Repricing."

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Punit Dhillon CEO	10/10/2018(2)	800	—	76.25	10/10/2028
	2/6/2020(2)	—	—	27.50	2/6/2025
	4/27/2020(2)	—	—	15.00	4/27/2025
	8/3/2020(2)	—	—	20.00	8/3/2025
	8/7/2020(2)	36,000	—	11.25	8/7/2030
	12/14/2021(4)	12,360	—	14.50	12/14/2031
	8/25/2023(5)	5,258	3,755	3.50	8/25/2033
	8/25/2023(6)							20,278	15,202
	9/29/2023(5)	12,591	8,995	3.50	9/29/2033
	9/29/2023(6)							48,568	36,411
	2/29/2024(5)	57,291	67,709	14.56	3/1/2034
	2/29/2024(7)							100,000	56,228
	10/28/2024(5)	189,583	460,417	5.15	10/28/2034
	2/24/2025(5)	52,083	197,917	2.89	2/24/2035
Kaitlyn Arsenault Former CFO	9/15/2021(3)	1,600	—	30.00	9/15/2031
	10/4/2021(3)	6,400	—	22.50	10/4/2031
	12/14/2021(4)	7,080	—	14.50	12/14/2031
	8/25/2023(5)	7,807	5,576	3.50	8/25/2033
	8/25/2023(6)							13,382	10,032
	9/29/2023(5)	18,697	13,356	3.50	9/29/2033
	9/29/2023(6)							32,053	24,030
	2/29/2024(5)	34,375	40,625	14.56	3/1/2034
	2/29/2024(7)							25,000	14,057
	10/28/2024(5)	36,458	88,542	5.15	10/28/2034
	2/24/2025(5)	31,250	118,750	2.89	2/24/2035

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Tu Diep COO	10/5/2020(2)	8,000	—	11.25	10/5/2030
	12/14/2021(5)	7,080	—	14.50	12/14/2031
	8/25/2023(5)	5,363	3,831	3.50	8/25/2033
	8/25/2023(6)							5,363	—
	9/29/2023(5)	12,845	9,176	3.50	9/29/2033
	9/29/2023(6)							12,846	9,631
	2/29/2024(5)	34,375	40,625	14.56	3/1/2034
	2/29/2024(7)							25,000	14,057
	10/28/2024(5)	36,458	88,542	5.15	10/28/2034
	2/24/2025(5)	31,250	118,750	2.89	2/24/2035
1.The market value of shares that have not vested is calculated based on the per share closing price of our common stock on December 31, 2025.
2.The options are fully vested.
3.The options vest as follows: 10% vests on the grant date and 90% vests in equal semi-annually installments thereafter over four years.
4.The options vest as follows: 25% vests on the first anniversary of the grant date and 1/48th vests monthly thereafter over three years following the first anniversary of the grant date.
5.The options vest 1/48th monthly over four years from the grant date.
6.The RSUs vest on achievement of following performance milestones: (i) 25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, (ii) 25% of the RSUs vest upon the Company achieving a market capitalization of $250 million, (iii) 25% of the RSUs vest upon the Company achieving a market capitalization of $400 million and (iv) 25% of the RSUs vest upon the Company achieving a market capitalization of $500 million, in each case, subject to the executive’s continued service on the applicable vesting date. As of December 31, 2025, the performance milestones in (i), (ii) and (iii) had been achieved. The amounts reflected in the table represent the total number of RSUs that could be earned upon the achievement of milestone in (iv) above.
7.The RSUs vest on achievement of the following performance milestones: (i) 25% vests upon the Company achieving a market capitalization of $750 million and a stock price of $20.00 per share, (ii) an additional 25% vests upon the Company achieving a market capitalization of $1 billion and a stock price of $25.00 per share, (iii) an additional 25% vests upon the Company achieving a market capitalization of $1.25 billion and a stock price of $30.00 per share and (iv) an additional 25% vest upon the Company achieving a market capitalization of $1.5 billion or greater and a stock price of $35.00 per share, in each case, subject to the executive’s continued service on the applicable vesting date.
Exercises of Options
There were no exercises of stock options by our named executive officers during the year ended December 31, 2025.

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Equity Compensation Plan Information
The following table summarizes securities available under our equity compensation plans as of December 31, 2025.

Plan category	(A) Number of securities to be issued upon exercise of outstanding options and rights (1) (#)	Weighted-average exercise price of outstanding options and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)

Equity compensation plans approved by security holder
Amended and Restated Plan(2)	4,569,168	5.83	319,822
2022 Employee Stock Purchase Plan(3)	—	—	328,427
Equity compensation plans not approved by security holder
Inducement Plan(4)	451,875	4.85	142,500
Total Equity Incentive Plans (5)	5,021,043		790,749
1.Includes shares subject to outstanding options and restricted stock units granted under our equity compensation plans.
2.Does not include purchase rights accruing under the 2022 Employee Stock Purchase Plan as of December 31, 2025, because the purchase rights (and, therefore, the number of shares to be purchased) cannot be determined until the end of the purchase period on April 30, 2026.
3.This includes shares subject to purchase during the current purchase period.
4.The material features of our Inducement Plan are more fully described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 10, 2026.
5.The Amended and Restated Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1 for a period of no more than ten years, beginning on January 1, 2023, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee. The 2022 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance will automatically increase each January 1 for a period of no more than ten years, beginning on January 1, 2023, by the least of 0.5% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee. The number in the table does not include the increases made on January 1, 2026.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K (the “Pay Versus Performance Rule”), we are providing the following information about the relationship between executive compensation actually paid for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(3) ($)	Average Compensation Actually Paid to non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(5) ($)	Net Loss ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

2025	1,361,831	(148,284)	882,264	339,391	18.51	(55,924,814)
2024	6,139,625	2,823,424	2,236,997	1,141,803	69.88	(26,567,123)
2023	1,807,338	1,254,456	1,270,290	874,797	67.16	(37,644,784)
1.The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Dhillon (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”
2.The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Dhillon, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Dhillon during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Dhillon’s total compensation for each year to determine the compensation actually paid:

Fiscal Year	Reported Summary Compensation Table Total For PEO ($)	Deduction of Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)

2025	1,361,831	(532,231)	(977,884)	(148,284)
2024	6,139,625	(5,345,100)	2,028,899	2,823,424
2023	1,807,338	(1,087,338)	534,456	1,254,456
a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
b.The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; and (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Skye Bioscience, Inc.	49	2026 Proxy Statement

Fiscal Year	Year End Fair Value of Equity Awards Granted During the Fiscal Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Total Equity Award Adjustments ($)

2025	72,078	(1,091,734)	89,138	(47,366)	(977,884)
2024	1,229,022	152,978	155,374	491,525	2,028,899
2023	554,219	(35,861)	4,811	11,287	534,456
3.The dollar amounts reported in column (d) represent (i) for 2025 the average of the amounts of total compensation reported for Ms. Arsenault and Mr. Diep in the “Total” column of the Summary Compensation Table and (ii) for 2024, the amounts of total compensation reported for Ms. Arsenault for 2022 and 2023 in the “Total” column of the applicable year’s Summary Compensation Table.
4.The dollar amounts reported in column (e) represent (i) the average amount of “compensation actually paid” to Ms. Arsenault and Mr. Diep in 2025 and (ii) the amount of “compensation actually paid” to Ms. Arsenault in 2023, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Arsenault and Mr. Diep during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Arsenault’s and Mr. Diep’s total compensation for each year to determine the compensation actually paid:

Fiscal Year	Average of Reported Summary Compensation Table Total For Non-PEO NEOs ($)	Deduction of Average of Reported Value of Equity Awards ($)	Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	882,264	(319,339)	(223,534)	339,391
2024	2,236,997	(1,710,384)	615,190	1,141,803
2023	1,270,290	(794,290)	398,797	874,797
a.The amounts deducted or added in calculating the total equity award adjustments are as follows:

Fiscal Year	Year End Fair Value of Equity Awards Granted During the Fiscal Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Total Equity Award Adjustments ($)

2025	43,246	(306,328)	53,483	(13,935)	(223,534)
2024	247,205	69,279	50,379	248,327	615,190
2023	412,110	(15,672)	7,144	(4,785)	398,797
5.Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
6.The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Skye Bioscience, Inc.	50	2026 Proxy Statement

Compensation Actually Paid and Cumulative TSR of the Company
The graph below sets forth the relationship between the amount of Compensation Actually Paid to our PEO, the average amount of Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid and Net Income
The graph below sets forth the amount of Compensation Actually Paid to our PEO, the amount of Compensation Actually Paid to our Non-PEO NEO, and our net income during the three most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Skye Bioscience, Inc.	51	2026 Proxy Statement

Policies and Practices Related to the Grant of Equity Grant Awards
The Compensation Committee and Board of Directors generally approve annual grants to executive officers at a meeting that occurs following performance review by the Compensation Committee and the Board of Directors. In addition to the annual grants, stock awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances. We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for our named executive officers.
The following table contains information required by Item 402(x) of Regulation S-K about stock options granted to our NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of Current Reports on Form 8-K that disclosed material nonpublic information. The Company did not grant any stock options to our NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing of the Company’s Annual Report on Form 10-K.

Name	Grant Date(1)	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/sh)	Grant Date Fair Value of the Award ($)(2)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(%)

Punit Dhillon	2/24/2025	250,000	2.89	2.13	-7.27%	(3)
Kaitlyn Arsenault	2/24/2025	150,000	2.89	2.13	-7.27%	(3)
Tu Diep	2/24/2025	150,000	2.89	2.13	-7.27%	(3)
1.On February 26, 2025, we filed a Current Report on Form 8-K announcing the approval of our Amended and Restated Plan.
2.Amounts reflect the grant date fair value of each option award granted, calculated in accordance with FASB ASC Topic 718.
3.Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the filing of the Form 8-K on February 26, 2025 ($2.89 per share) and the trading day beginning immediately following the filing of such Form 8-K ($2.68 per share).

Skye Bioscience, Inc.	52	2026 Proxy Statement

Certain Relationships and Related Person Transactions
The following is a description of transactions since January 1, 2024 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.
Director and Executive Officer Compensation
Please see “Proposal 1—Director Compensation” for additional information regarding compensation of our directors. Please see “Executive Compensation and Other Information” for additional information regarding compensation of our executive officers.
Employment Agreements
We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Summary Compensation Table—Employment Agreements.”
Indemnification Agreements
Our amended and restated articles of incorporation and our amended and restated bylaws provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated articles of incorporation and amended and restated bylaws. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Nevada law.
Equity Grants to Executive Officers and Directors
We have granted restricted stock units and options to our executive officers and certain of our directors as more fully described in the section entitled “Compensation Discussion and Analysis” and “Proposal 1-Director Compensation.”

Skye Bioscience, Inc.	53	2026 Proxy Statement

2024 PIPE Financings
On January 29, 2024, the Company entered into a Securities Purchase Agreement with certain institutional investors, pursuant to which on January 31, 2024, the Company issued an aggregate of 11,713,664 shares of common stock and 9,978,739 pre-funded warrants (the "Pre-Funded Warrants") to purchase up to 9,978,739 shares of common stock (the "January 2024 PIPE Financing") for an aggregate purchase price of $49,991,010. The January 2024 PIPE Financing was priced at $2.31 per common share and $2.30 per Pre-Funded Warrant based on the 5-day average share price preceding January 29, 2024.
On March 11, 2024, the Company entered into a Securities Purchase Agreement with certain institutional investors, pursuant to which on March 13, 2024, the Company issued an aggregate of 4,000,000 shares of common stock (the "March 2024 PIPE Financing") for an aggregate purchase price of $40,000,000. The March 2024 PIPE Financing was priced at $10.00 per common share.
The participating investors in both the January 2024 PIPE Financing and the March 2024 PIPE Financing included 5AM Ventures VII, L.P., a preexisting stockholder who, together with other affiliated entities, beneficially owned in excess of 5% of our issued and outstanding shares of common stock prior to completion of the January 2024 PIPE Financing and March 2024 PIPE Financing. 5AM Ventures VII, L.P. purchased 5,206,074 shares of common stock in the January 2024 PIPE Financing and 450,000 shares of common stock in the March 2024 PIPE Financing. Andrew J. Schwab is currently a member of our Board of Directors and was a member of our Board of Directors at the time of the January 2024 PIPE Financing and March 2024 PIPE Financing. Mr. Schwab is also the managing member of 5AM Ventures VII, L.P.
Warrant Amendment
Concurrently and in connection with the March 2024 PIPE Financing, the Company entered into an amendment (the “Amendment”) to the warrants issued pursuant to that certain Securities Purchase Agreement, dated August 15, 2023, by and between the Company and certain investors, including 5AM Ventures VII, L.P. (the “2023 PIPE Warrants”) . Pursuant to the Amendment, the Company agreed to amend the 2023 PIPE Warrants so that the 2023 PIPE Warrants may be exercised on a "cashless" basis (i) at any time if there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares issuable to the holder pursuant to the 2023 PIPE Warrant, (ii) at any time prior to March 11, 2025, or (iii) if the holder purchases securities under the Purchase Agreement, at any time prior to September 1, 2025. The other terms of the 2023 PIPE Warrants remained unchanged.
Policies and Procedures for Related Party Transactions
Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have adopted a written procedure for review of, or standards for approval of, these transactions by our Audit Committee.

Skye Bioscience, Inc.	54	2026 Proxy Statement

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
With respect to the Annual Meeting, a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Skye Bioscience, Inc., Corporate Secretary, 11250 El Camino Real Suite 100, San Diego, CA 92130 or by calling (858) 410-0266. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Skye Bioscience, Inc.	55	2026 Proxy Statement

Stockholder Proposals
Our Amended and Restated Bylaws (“Bylaws”) provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting of stockholders. A stockholder’s notice must be delivered in writing to the Secretary of the Company at Skye Bioscience, Inc, 11250 El Camino Real, Suite 100, San Diego, CA 92130 and must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our Bylaws. In order to be timely, a stockholder’s notice must be delivered to the Secretary of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the date for the preceding year’s annual meeting of stockholders; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such annual meeting is first made by the Company.
In order to be timely, a stockholder’s notice must be delivered, as set forth above, not earlier than the close of business on January 26, 2027 and not later than the close of business on February 25, 2027. Stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
In addition, if a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC as set forth in Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than December 17, 2026. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail - Return Receipt Requested.

Skye Bioscience, Inc.	56	2026 Proxy Statement

Adjournment of the Annual Meeting of Shareholders
Our Bylaws provide that, if a quorum is not represented, a majority of the voting power represented, or the person presiding at, the Annual Meeting may adjourn the meeting from time to time until a quorum shall be represented. If it is necessary to adjourn the Annual Meeting, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Skye Bioscience, Inc.	57	2026 Proxy Statement

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposal to be presented at the Annual Meeting, you should contact the Company at the following address and telephone number:
Skye Bioscience, Inc.
Attention: Corporate Secretary
11250 El Camino Real, Suite 100
San Diego, CA 92130
Toll Free: (858) 410-0266
Email: ir@skyebioscience.com
You may also obtain these documents by requesting them via e-mail from ir@skyebioscience.com.
By Order of the Board
/s/ Punit Dhillon
Chief Executive Officer

Skye Bioscience, Inc.	58	2026 Proxy Statement

Forward Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to: statements concerning the Company's future plans and prospects, any expectations regarding the safety, efficacy, tolerability, indications or combinability of nimacimab, including based on preclinical and clinical information, statements regarding the results, interpretation or implications of data from the Company's clinical, translational or preclinical studies, including the CBeyond™ study, nimacimab’s potential as a combination or maintenance therapy by supplementing GLP-1 therapies, the timing of initiating clinical trials and data read-outs, including the expected timing for reporting topline data from the Phase 2a extension study, Skye’s product development plan for nimacimab, and the potential for Skye to develop a leading orthogonal platform to intensify incretin outcomes and help patients achieve more durable metabolic benefit Such statements and other statements in this press release that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition, and stock price could be materially negatively affected. In some cases, forward-looking statements can be identified by terminology including “anticipated,” “plans,” “goal,” “focus,” “aims,” “intends,” “believes,” “expects,” “can,” “could,” “challenge,” “predictable,” “will,” “would,” “may” or the negative of these terms or other comparable terminology. We operate in a rapidly changing environment, and new risks emerge from time to time. As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. Risks and uncertainties that may cause actual results to differ materially include, among others, our capital resources, uncertainty regarding the results of future testing and development efforts and other risks that are described in the Company’s periodic filings with the Securities and Exchange Commission, including in the “Risk Factors” section of Skye’s most recent Annual Report on Form 10-K. Except as expressly required by law, Skye disclaims any intent or obligation to update these forward-looking statements.

Skye Bioscience, Inc.	59	2026 Proxy Statement

ANNEX A
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
1. Entity information:
Name of entity as on file with the Nevada Secretary of State:
Skye Bioscience, Inc.
Entity or Nevada Business Identification Number (NVID): NV20111180416
2. Restated or Amended and Restated Articles:
/ / Certificate to Accompany Restated Articles or Amended and Restated Articles
/ / Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: _______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
/ / Amended and Restated Articles
* Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed:
/ / Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)
The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) / / incorporators / / Board of Directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
/X/ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: approx.         %
/ / Officer’s Statement (foreign qualified entities only) -
Name of home state, if using a modified name in Nevada: ___________________
Jurisdiction of formation: ___________________
Changes to takes the following effect:
/ / The entity name has been amended.         / / Dissolution
/ / The purpose of the entity has been amended.     / / Merger
/ / The authorized shares have been amended.     / / Conversion
/ / Other: (specify changes)
* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

Skye Bioscience, Inc.	A-1	2026 Proxy Statement

4. Effective Date and Time: (optional) Date: _______________ Time: _____________
(must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)
/ / The entity name has been amended.
/ / The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
/ / The purpose of the entity has been amended.
/X/ The authorized shares have been amended.
/ / The directors, managers or general partners have been amended.
/ / IRS tax language has been added.
/ / Articles have been added.
/ / Articles have been deleted.
/ / Other.
The articles have been amended as follows: (provide article numbers, if available)
See attachment
The first sentence in Section 1 of Article 4 of the Articles of Incorporation of Skye Bioscience, Inc. shall be amended and restated in its entirety to read as follows: “The Corporation shall have the authority to issue an aggregate of three hundred million, two hundred thousand (300,200,000) shares of capital stock, par value $0.001 per share, consisting of (a) three hundred million (300,000,000), shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) two hundred thousand (200,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock")."
6. Signature:    _____________________        ____________________
        Signature            Title

Skye Bioscience, Inc.	A-2	2026 Proxy Statement

SKYE BIOSCIENCE, INC.
C/O SKYE BIOSCIENCE, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SKYE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92750-P47755 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKYE BIOSCIENCE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Grayson
02) Deborah Charych
03) Punit Dhillon
04) Annalisa Jenkins
05) Karen Smith
06) Andrew J. Schwab

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V92751-P47755

Skye Bioscience, Inc.
Annual Meeting of Stockholders
May 26, 2026 10:00 a.m. PT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Punit Dhillon as him the true and lawful attorney-in-fact and proxy of the undersigned, with full power of substitution and authorizes to represent and to vote all of the shares of common stock of Skye Bioscience, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 26, 2026, via the internet at: www.virtualshareholdermeeting.com/SKYE2026 or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE